Exhibit 10.1

FIRST AMENDMENT TO THE

PETCO HEALTH AND WELLNESS COMPANY, INC.

2021 EQUITY INCENTIVE PLAN

WHEREAS, Petco Health and Wellness Company, Inc., a Delaware corporation (the “Company”), maintains the Petco Health and Wellness Company, Inc. 2021 Equity Incentive Plan (the “Plan”); and

WHEREAS, pursuant to Section 20 of the Plan, the Board may amend the Plan to increase the maximum number of shares of Common Stock for which awards may be granted under the Plan, subject to the approval of the stockholders of the Company.

NOW, THEREFORE, pursuant to its authority under Section 20 of the Plan, the Board hereby amends the Plan as follows, effective as of April 27, 2023 (the “Amendment Effective Date”), subject to the approval of the stockholders of the Company:

1.	Section 5(a) of the Plan is hereby amended and restated in its entirety to read as follows:

“(a) Aggregate Limits. The aggregate number of shares of Common Stock issuable under the Plan shall be equal to 43,771,641. The aggregate number of shares of Common Stock available for grant under this Plan and the number of shares of Common Stock subject to Awards outstanding at the time of any event described in Section 16 shall be subject to adjustment as provided in Section 16. The shares of Common Stock issued pursuant to Awards granted under this Plan may be shares that are authorized and unissued or shares that were reacquired by the Company, including shares purchased in the open market.”

2.	Section 5(d) of the Plan is hereby amended and restated in its entirety to read as follows:

“(d) Tax Code Limits. The aggregate number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options granted under this Plan shall be equal to 43,771,641, which number shall be calculated and adjusted pursuant to Section 16 only to the extent that such calculation or adjustment will not affect the status of any option intended to qualify as an Incentive Stock Option under Section 422 of the Code.”

3.	This First Amendment shall be interpreted and construed in accordance with the laws of the State of Delaware and applicable federal law.

4.

All capitalized terms used but not otherwise defined herein shall have the meaning assigned to them in the Plan. Except as expressly amended hereby, the Plan shall remain in full force and effect in accordance with its terms.

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IN WITNESS WHEREOF, the undersigned has executed this First Amendment to the Petco Health and Wellness Company, Inc. 2021 Equity Incentive Plan, effective as of the Amendment Effective Date, subject to the approval of the stockholders of the Company.

PETCO HEALTH AND WELLNESS COMPANY, INC.

By:	/s/ Ilene Eskenazi
Name: Ilene Eskenazi
Title: Chief Legal and Human Resources Officer and Secretary

SIGNATURE PAGE TO

FIRST AMENDMENT TO THE

PETCO HEALTH AND WELLNESS COMPANY, INC.

2021 EQUITY INCENTIVE PLAN